                                                                    Exhibit 99.1

[ENDURANCE LOGO]                     CONTACTS
                                     Bryan Melgar, Investor Relations
                                     Phone: (441) 278-0491
                                     Email: bmelgar@endurance.bm

                                     Marianne Navickas, Corporate Communications
                                     Phone: (441) 278-0420
                                     Email: mnavickas@endurance.bm


ENDURANCE SPECIALTY HOLDINGS LTD. REPORTS $51 MILLION NET INCOME IN FIRST QUARTER 2003.

HAMILTON, Bermuda - May 5, 2003 - Endurance Specialty Holdings Ltd., (NYSE:ENH) a Bermuda-based provider of property and casualty insurance and reinsurance, today announced results for the quarter ended March 31, 2003. Net income for the first quarter of 2003 increased to $51.2 million or $0.86 per diluted share compared to $3.3 million or $0.05 per diluted share for the first quarter of 2002. Endurance's return on average equity for the quarter was 3.8%.

Kenneth J. LeStrange, Chairman, President, and CEO commented, "Endurance delivered excellent results in the first quarter of 2003. Our focused underwriting platform and technical risk analysis continue to drive our company and its results. I am extremely proud of what our organization has accomplished over the last three months. In addition to completing a successful initial public offering in an extremely difficult market, we have also met or exceeded our expectations in all critical areas - including net income, return on equity, and gross premiums."

"As we built Endurance, we anticipated strong demand across the business lines we've chosen to pursue," continued LeStrange. "Endurance remains focused on those lines where we have specific underwriting expertise and assembled teams with extensive experience in each distinct line of business. Our property catastrophe, casualty treaty and property treaty businesses all posted significant growth and we continue to build a strong presence in our other business segments."

Kenneth J. LeStrange concluded, "We are pleased with our strong start as a public company. Looking to the rest of the year we are optimistic about our renewals in our key markets. We believe that our experienced, world-class management team, clean balance sheet, and strong financial position will allow Endurance to take advantage of the opportunities in the market throughout the remainder of the year."

Gross premiums written were $362.1 million for the first quarter of 2003, up from $130.9 million in the first quarter of 2002, resulting from the continued build-out of a larger more robust organization. Net premiums written increased to $360.1 million from $130.9 million in the first quarter of 2002.

The combined ratio for the first quarter 2003 was 83.4% and the loss ratio for the quarter was 54.9%. The acquisition expense ratio and the general and administrative expense ratio were 18.2% and 10.3% respectively.


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Net investment income, excluding realized investment gains and loses, for the first quarter of 2003 increased to $14.4 million, compared to $5.6 million in the first quarter of 2002. Invested assets, held in cash and cash equivalents and fixed income securities, were approximately $2 billion as of March 31, 2003. Approximately 85% of the fixed maturity investment portfolio had a AAA rating.

Shareholders' equity was $1.47 billion at March 31, 2003, compared to $1.22 billion at December 31, 2002. Diluted book value per common share, fully adjusted for our common stock offering, was $22.06, compared to $21.73 per common share at December 31, 2002.

On February 28, 2003, Endurance began trading on the New York Stock Exchange under the symbol "ENH" following the initial public offering of 9.6 million shares. The offering raised net proceeds of $201.6 million to provide additional capital to Endurance's subsidiaries and for general corporate purposes. The company used $50.6 million from the offering proceeds to repay a portion of the outstanding debt.

For detailed information on individual segment performance, please refer to the Endurance Financial Supplement, which is posted on the Company's website - www.endurance.bm.

Endurance will host a conference call on Monday, May 5, 2003 at 1:00 PM to discuss the financial results. The public may access a live broadcast of the conference call and the financial supplement at the investor relations section of Endurance's website, www.endurance.bm. Please refer to our website under "Investors".

ABOUT ENDURANCE SPECIALTY HOLDINGS

Endurance Specialty Holdings Ltd is a global provider of property and casualty insurance and reinsurance. Through its operating subsidiaries, Endurance currently writes property per risk treaty reinsurance, property catastrophe reinsurance, casualty treaty reinsurance, property individual risks, casualty individual risks, and other specialty lines. Endurance's operating subsidiaries have been assigned a group rating of A- (Excellent) from A.M. Best. Endurance's headquarters are located at Crown House, 4 Par-la-Ville Road, Hamilton HM 08, Bermuda. For more information about Endurance, please visit http://www.endurance.bm/.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Some of the statements in this press release may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this press release for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Final Prospectus (File No. 333-102026) filed with the U.S. Securities and Exchange Commission on February 28, 2003 in connection with our initial public offering

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.


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                        ENDURANCE SPECIALTY HOLDINGS LTD.

                           CONSOLIDATED BALANCE SHEETS
                     AT MARCH 31, 2003 AND DECEMBER 31, 2002

          (in thousands of United States dollars, except share amounts)

                                                                       MARCH 31, 2003  DECEMBER 31, 2002
                                                                       --------------  ----------------
                                                                         (UNAUDITED)       (AUDITED)
ASSETS
Cash and cash equivalents                                               $  312,810        $  256,840
Fixed maturity investments available for sale, at fair value             1,718,221         1,406,409
Premiums receivable, net                                                   379,238           264,355
Deferred acquisition costs                                                 121,715            81,676
Prepaid reinsurance premiums                                                 6,705             7,501
Accrued investment income                                                   17,561            11,209
Intangible assets                                                           15,221            14,344
Other assets                                                                13,984            12,260
                                                                        ----------        ----------
Total assets                                                            $2,585,455        $2,054,594
                                                                        ==========        ==========

LIABILITIES
Reserve for losses and loss expenses                                    $  297,754        $  200,840
Reserve for unearned premiums                                              572,768           403,305
Reinsurance balances payable                                                20,579            16,443
Bank debt                                                                  141,429           192,000
Net payable for investments purchased                                       67,525             6,470
Other liabilities                                                           16,853            18,036
                                                                        ----------        ----------
Total liabilities                                                       $1,116,908        $  837,094
                                                                        ----------        ----------

SHAREHOLDERS' EQUITY
Common shares
Ordinary - 63,661,185 issued and outstanding (2002 - 54,061,185)        $   63,661        $   54,061
Class A - 938,815 issued and outstanding (2002 - 938,815)                      939               939
Additional paid-in capital                                               1,205,112         1,009,415
Accumulated other comprehensive income                                      45,256            50,707
Retained earnings                                                          153,579           102,378
                                                                        ----------        ----------
Total shareholders' equity                                               1,468,547         1,217,500
                                                                        ----------        ----------
Total liabilities and shareholders' equity                              $2,585,455        $2,054,594
                                                                        ==========        ==========

BOOK VALUE PER COMMON SHARE


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
                                                                       MARCH 31, 2003  DECEMBER 31, 2002
                                                                       --------------  ----------------
                                                                         (UNAUDITED)       (AUDITED)
Diluted common shares outstanding                                           66,569            56,017
                                                                        ==========        ==========
Diluted book value per common share                                     $    22.06        $    21.73
                                                                        ==========        ==========


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                        ENDURANCE SPECIALTY HOLDINGS LTD.

                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

            FOR THE QUARTERS ENDED MARCH 31, 2003, AND MARCH 31, 2002
  (in thousands of United States dollars, except share and per share amounts)


                                                                                   QUARTER ENDED        QUARTER ENDED
                                                                                  MARCH 31, 2003       MARCH 31, 2002
                                                                                  --------------       --------------
REVENUES
Gross premiums written                                                             $    362,115         $    130,921
                                                                                   ============         ============
Net premiums written                                                                    360,054              130,921
Change in unearned premiums                                                            (170,401)            (113,289)
                                                                                   ------------         ------------
Net premiums earned                                                                     189,653               17,632
Net investment income                                                                    14,356                5,618
Net foreign exchange gains (losses)                                                       2,506                 (285)
Net realized gains on sales of investments                                                4,404                   --
                                                                                   ------------         ------------
Total Revenues                                                                          210,919               22,965
                                                                                   ------------         ------------

EXPENSES
Losses and loss expenses                                                                104,145                9,571
Acquisition expenses                                                                     34,560                2,708
General and administrative expenses                                                      19,466                7,429
Amortization of intangibles                                                                 405                   --
Interest expense                                                                          1,207                   --
                                                                                   ------------         ------------
Total expenses                                                                          159,783               19,708
                                                                                   ------------         ------------
Income before income taxes                                                               51,136                3,257
Income tax benefit                                                                           65                   --
                                                                                   ------------         ------------
NET INCOME                                                                         $     51,201         $      3,257
                                                                                   ============         ============

Per share data
Weighted average number of common and common equivalent shares outstanding:
Basic                                                                                58,457,745           60,000,000
                                                                                   ============         ============
Diluted                                                                              59,671,510           60,000,000
                                                                                   ============         ============
Basic earnings per share                                                           $       0.88         $       0.05
                                                                                   ------------         ------------
Diluted earnings per share                                                         $       0.86         $       0.05
                                                                                   ============         ============


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                        ENDURANCE SPECIALTY HOLDINGS LTD.

                          CONSOLIDATED FINANCIAL RATIOS

            FOR THE QUARTERS ENDED MARCH 31, 2003 AND MARCH 31, 2002


                                             QUARTER ENDED      QUARTER ENDED
                                            MARCH 31, 2003     MARCH 31, 2002
                                            --------------     --------------
GAAP RATIOS

Losses and loss expenses ratio                   54.9%               54.3%
Acquisition expense ratio                        18.2%               15.4%
General and administrative expense ratio         10.3%               42.1%
                                                -----               -----
   Combined ratio                                83.4%              111.8%
                                                =====               =====


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